UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Zalatoris Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005
(917) 675-3106

PRELIMINARY COPY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY [    ], 2024

TO THE STOCKHOLDERS OF ZALATORIS ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of Zalatoris Acquisition Corp., which we refer to as “we,” “us,” “our,” “Zalatoris” or the “Company,” to be held at [__] a.m. Eastern Time on Monday, January [    ], 2024.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/Zalatoriscorp/2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing, and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated January [    ], 2024, and is first being mailed to stockholders of the Company on or about January [    ], 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        a proposal to further amend the Company’s amended and restated certificate of incorporation, as amended to date, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock (the “Class A Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on December 14, 2021, which we refer to as the “IPO,” to [November 14, 2024] or such earlier date as determined by the board of directors, in a series of eleven (11) one-month extensions, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) J. Streicher Holdings, LLC, the Company’s sponsor (the “Sponsor”), or its affiliates or permitted designees will deposit into the Trust Account [$            ] per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension commencing January 14, 2024 until [November 14, 2024] unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with;

•        a proposal to consider and vote upon as separate proposals the following material changes to the Charter:

(a)     The Founder Share Amendment — to provide for the right of the holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or “Founder Shares” and together with the Class A Common Stock, the “Common Stock”) to convert such shares of Class B Common Stock into shares of Class A Common Stock of Zalatoris, par value $0.0001 per share on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”); and

(b)    Action by Written Consent Amendment — to provide for the right of the directors of the Company to take any action required to be taken at a meeting of the board of directors (the “Board”) or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board or a majority of the members of any committee, as the case may be (the “Action by Written Consent Amendment Proposal” and, together with the Founder Share Amendment Proposal, the “Additional Charter Amendment Proposals”).

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Additional Charter Amendment Proposals.

Each of the Extension Amendment Proposal, the Additional Charter Amendment Proposals, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced proposed business combination (the “Business Combination”) with AnyTech365, a company incorporated in Spain and registered at the Commercial Registry of Malaga under reference MA-122108 (the “Target”). On December 5, 2023, the Company entered into a definitive Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) with the Target, pursuant to which the Company will acquire 100% of the outstanding equity interests of the Target in a proposed business combination (the “Proposed Business Combination”). Consummation of the Proposed Business Combination is subject to the execution of a mutually satisfactory definitive business combination agreement by the Company and the Target.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Proposed Business Combination (as defined above). Such conversions would give the Company further flexibility to consummate the Proposed Business Combination.

The purpose of the Written Consent Amendment Proposal is to allow the Board flexibility to act in furtherance of the Proposed Business Combination by allowing the Board to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of any committee, as the case may be.

The Charter, as amended to date, currently provides that the Company has until March 14, 2024 to complete its initial business combination, subject to nine one-month extensions, seven of which have been exercised, and the Sponsor or its designees depositing additional funds into the Company’s Trust Account. While we and the other parties to the Proposed Business Combination are working toward the completion of the Proposed Business Combination, the Board believes that there may not be sufficient time before March 14, 2024 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Proposed Business Combination and consummate the closing of the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to file the Extension Amendment to provide for the Extensions. Without the Extensions, the Board believes that there is a significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination.

No assurances can be made that the Proposed Business Combination will be consummated. The Company intends to hold a special stockholder meeting prior to the Extended Date, assuming the approval of the Extension Amendment Proposal, in order to seek stockholder approval of a potential Business Combination. You are not being asked to vote on any Business Combination at this time.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete the Proposed Business Combination.

If the Extension Amendment Proposal and the Additional Charter Amendment Proposals are approved and implemented, subject to satisfaction of any conditions to closing in the business combination agreement to be entered into in connection with the Proposed Business Combination (including, without limitation, receipt of stockholder approval of the Proposed Business Combination), we intend to complete the Proposed Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January [    ], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account as of [January [    ], 2024], the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[__] at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on January [    ], 2024 was [$            ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extensions as permitted by the Charter, and we do not consummate a business combination by March 14, 2024, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $         of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A

Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Sponsor owns 2,692,898 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 4,525,000 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, certain of our executive officers have beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B Common Stock. In the event of a liquidation, our Sponsor, officers and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, subject to the terms of the business combination agreement to be entered into in connection with the Proposed Business Combination, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Founder Share Amendment Proposal requires the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class.

Approval of the Adjournment Proposal and Action by Written Consent Amendment Proposal require the affirmative vote of the majority of the votes cast by stockholders represented online or by proxy at the Special Meeting.

Our Board has fixed the close of business on Wednesday, January [    ], 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Additional Charter Amendment Proposals, or implement the Extension Amendment, the Additional Charter Amendment Proposals.

You are not being asked to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Proposed Business Combination, you will retain the right to vote on the Proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Proposed Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Additional Charter Amendment Proposals and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Additional Charter Amendment Proposals, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

January [ ], 2024	By Order of the Board of Directors

Paul Davis
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Additional Charter Amendment Proposals and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and the Additional Charter Amendment Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January [    ], 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/Zalatoriscorp/2024.

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005
(917) 675-3106

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY [    ], 2024

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of Zalatoris Acquisition Corp., which we refer to as the “we,” “us,” “our,” “Zalatoris” or the “Company,” will be held at [__] a.m. Eastern Time on January [    ], 2024 as a virtual meeting via live webcast. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/Zalatoriscorp/2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “Charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock (the “Class A Common Stock”) included as part of the units sold in the Company’s initial public offering that was consummated on December 14, 2021, which we refer to as the “IPO,” to [November 14, 2024] or such earlier date as determined by the board of directors, in a series of eleven (11) one-month extensions, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) J. Streicher Holdings, LLC, the Company’s sponsor (the “Sponsor”), or its affiliates or permitted designees will deposit into the Trust Account [$ ] per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension commencing January 14, 2024 until [November 14, 2024] unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with;

•        a proposal to consider and vote upon as separate proposals the following additional material changes to the Charter:

(a)     The Founder Share Amendment — to provide for the right of the holders of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” or “Founder Shares” and together with the Class A Common Stock, the “Common Stock”) to convert such shares of Class B Common Stock into shares of Class A Common Stock of Zalatoris, par value $0.0001 per share on a one-to-one basis at the election of such holders (the “Founder Share Amendment Proposal”); and

(b)    Action by Written Consent Amendment — to provide for the right of the directors of the Company to take any action required to be taken at a meeting of the board of directors (the “Board”) or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board or a majority of the members of any committee, as the case may be (the “Action by Written Consent Amendment Proposal” and, together with the Founder Share Amendment Proposal, the “Additional Charter Amendment Proposals”).

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Additional Charter Amendment Proposals.

The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our previously announced proposed business combination (the “Business Combination”) with AnyTech365, a company incorporated in Spain and registered at the Commercial Registry of Malaga under reference MA-122108 (the “Target”). On December 5, 2023, the Company entered into a definitive Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) with the Target, pursuant to which the Company will acquire 100% of the outstanding equity interests of the Target in a proposed business combination (the “Proposed Business Combination”). Consummation of the Proposed Business Combination is subject to the execution of a mutually satisfactory definitive business combination agreement by the Company and the Target.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Proposed Business Combination (as defined above). Such conversions would give the Company further flexibility to consummate the Proposed Business Combination.

The purpose of the Written Consent Amendment Proposal is to allow the Board flexibility to act in furtherance of the Proposed Business Combination by allowing the Board to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of any committee, as the case may be.

The Charter, as amended to date, currently provides that the Company has until March 14, 2024 to complete its initial business combination, subject to nine one-month extensions, seven of which have been exercised, and the Sponsor or its designees depositing additional funds into the Company’s Trust Account. While we and the other parties to the Proposed Business Combination are working toward completion of the Proposed Business Combination, the Board believes that there may not be sufficient time before March 14, 2024 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with the Proposed Business Combination and consummate the closing of the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to file the Extension Amendment to provide for the Extensions. Without the Extensions, the Board believes that there is a significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination.

While we are using our best efforts to complete the Proposed Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Proposed Business Combination.

Pursuant to the Charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $[            ] for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

If the Extension Amendment Proposal is approved and implemented, subject to satisfaction of the conditions to closing in the business combination agreement to be entered into in connection with the Proposed Business Combination (including, without limitation, receipt of stockholder approval of Business Combination), we intend to complete the Proposed Business Combination as soon as possible and in any event on or before the Extended Date.

The purpose of the Extension Amendment Proposal and the Additional Charter Amendment Proposals is to allow the Company more time and flexibility to complete the Proposed Business Combination.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A Common Stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[__] million that was in the Trust Account as of [January [    ], 2024].

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Proposed Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Sponsor owns 2,692,898 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 4,525,000 private placement units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. In addition, certain of our executive officers have beneficial interests in the Sponsor. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B Common Stock. In the event of a liquidation, our Sponsor, officers, and directors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January [    ], 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the amount in the Trust Account as of January [    ], 2024, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[__] at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on January [    ], 2024 was [$            ]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by the Charter, and we do not consummate a business combination by March 14, 2024, as contemplated by our IPO prospectus and in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares of in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $ of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,692,898 Founder Shares that were issued to the Sponsor prior to our IPO and 4,525,000 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Additional Charter Amendment Proposals, or implement the Extension Amendment or the Additional Charter Amendment Proposals. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) [$ ] per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of January [    ], 2024, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[__]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[__], plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 13, 2021, and declared effective on January 19, 2022, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us [$ ] per share for each one-month extension up to a maximum of $[            ] for a total of eleven one-month extensions until [January [    ], 2025], unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and, unless the Company can complete the Proposed Business Combination by [January [    ], 2025], we will dissolve and liquidate in accordance with our Charter.

Our Board has fixed the close of business on [January [    ], 2024] (the “Record Date”), as the date for determining the Zalatoris stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

On the Record Date of the Annual Meeting, there were [            ] shares of Zalatoris Class A Common Stock and [            ] shares of Zalatoris Class B Common Stock outstanding. Zalatoris’ warrants do not have voting rights in connection with the proposals.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $[__]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated January [    ], 2024 and is first being mailed to stockholders on or about January [    ], 2024.

January [ ], 2024	By Order of the Board of Directors

Paul Davis
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on February 1, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 14, 2021, we consummated our initial public offering (“IPO”) from which we derived gross proceeds of $172.5 million. On December 14, 2021, simultaneously with the consummation of the IPO, the Company completed a private sale (the “Private Placement”) of an aggregate of 5,725,000 warrants (the “Private Placement Warrants”), generating gross proceeds to the Company of $5,725,000. The net proceeds from the IPO, together with certain of the proceeds from the Private Placement, $174,225,000 in the aggregate (the “Offering Proceeds”), were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Zalatoris Class A Common Stock sold in our IPO if there is no qualifying business combination(s) consummated on or before March 14, 2024 (unless extended).

Like most blank check companies, our Charter, as amended to date, provides for the return of our IPO proceeds held in trust to the holders of shares of Class A Common Stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which is March 14, 2024. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Proposed Business Combination.

The purpose of the Extension Amendment Proposal, the Additional Charter Amendment Proposals, and, if necessary, the Adjournment Proposal, is to allow us additional time and flexibility to complete the Proposed Business Combination. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on September 8, 2023.

What is being voted on?	You are being asked to vote on:
• a proposal to amend our Charter to extend the date by which we have to consummate a business combination to [November 14, 2024] or such earlier date as determined by the Board;

•        a proposal to amend our Trust Agreement to allow us to extend the termination date to [November 14, 2024] by depositing into the Trust Account [$       ] per share for each one-month extension up to a maximum of $[    ] for a total of eleven one-month extensions until [November 14, 2024]; and

•   proposals to amend our Charter, to provide for:

(a)     the right of the holders of Class B Common Stock to convert such shares of Class B Common Stock into shares of Class A Common Stock on a one-to-one basis at the election of such holders; and

(b)    the right of the Company’s directors to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board or a majority of the members of any committee, as the case may be.

•   a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Proposed Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Additional Charter amendment Proposals are required for the necessary flexibility to consummate the Proposed Business Combination. The purpose of the Founder Share Amendment Proposal is to allow holders of allow the holders of Zalatoris Class B Common Stock to convert their shares of Zalatoris Class B Common Stock into shares of Zalatoris Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Proposed Business Combination.

The purpose of the Written Consent Amendment Proposal is to allow the Board flexibility to act in furtherance of the Proposed Business Combination by allowing the Board to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of any committee, as the case may be.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[__] that was in the Trust Account as of January [    ], 2024. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal, the Additional Charter Amendment Proposals, or implement the Extension Amendment, or the Additional Charter Amendments. In the event the Special Meeting is cancelled and we do not complete the Proposed Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Charter.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by the Charter, and we do not consummate a business combination by March 14, 2024, as contemplated by our IPO prospectus and in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $            of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

Our Charter provides that we have until March 14, 2024 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Proposed Business Combination. While we are using our best efforts to complete the Proposed Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before March 14, 2024. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the business combination agreement to be entered into in connection with the Proposed Business Combination (including, without limitation, receipt of stockholder approval of the Proposed Business Combination), we intend to complete the Proposed Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on the Proposed Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Proposed Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A Common Stock included as part of the Units sold in our IPO to [November 14, 2024], by electing to extend the date to consummate a business combination on a monthly basis for up to eleven times by extending one month each time after the Termination Date, until [November 14, 2024] or a total of up to eleven months after the current Termination Date, unless the closing of the Company’s initial business combination shall have occurred which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account [$            ] per share for each such one-month extension commencing January 14, 2024 until [November 14, 2024], unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

You are not being asked to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Proposed Business Combination, you will retain the right to vote on the Proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Proposed Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Pursuant to the current Charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination until March 14, 2024, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the Extension Payment of [$            ] for each monthly extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or implement the Extension Amendment. In the event the Special Meeting is cancelled, and we do not complete the Proposed Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Charter.

Why is the Company proposing the Additional Charter Amendment Proposals?

Our Board has determined that it is in the best interests of our stockholders to approve the Additional Charter Amendment Proposals to allow for flexibility to consummate the Proposed Business Combination. While we are using our best efforts to complete the Proposed Business Combination as soon as practicable, the Board believes that there will not be sufficient flexibility to complete the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to obtain the Additional Charter Amendments. Without the Additional Charter Amendments, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination without incurring avoidable expenses or delays.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Additional Charter Amendment Proposals.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of the Proposed Business Combination and is proposing the Extension Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date. The Extension would give us additional time to complete the Proposed Business Combination.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Proposed Business Combination. Without the Extension, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before March 14, 2024. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination.

We believe that given our expenditure of time, effort and money on the Proposed Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Proposed Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the Proposed Business Combination will provide significant benefits to our stockholders. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on September 8, 2023.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Additional Charter Amendment Proposals?

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Proposed Business Combination. Such conversions would give further flexibility to consummate the Proposed Business Combination pursuant to the Proposed Business Combination.

The purpose of the Written Consent Amendment Proposal is to allow the Board flexibility to act in furtherance of the Proposed Business Combination by allowing the Board to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of any committee, as the case may be.

Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, the Sponsor will need to convert such Class B Common Stock to Class A Common Stock.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Additional Charter Amendment Proposals or implement the changes proposed by the Additional Charter Amendment Proposals.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Additional Charter Amendment Proposals.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Additional Charter Amendment Proposals or implement the Extension Amendment, the Founder Share Amendment, or the Action by Written Consent Amendment. In the event the Special Meeting is cancelled and we are unable to complete the Proposed Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Charter.

When would the Board abandon the Extension Amendment Proposal?

We intend to hold the Special Meeting to approve the Extension Amendment Proposal and only if the Board has determined as of the time of the Special Meeting that we may not be able to complete the Proposed Business Combination on or before March 14, 2024. If we complete the Proposed Business Combination on or before March 14, 2024, we will not implement the Extension. Additionally, our Board will abandon the Extension Amendment and the Charter Amendments if our stockholders do not approve the Extension Amendment Proposal and the Additional Charter Amendment Proposals. Notwithstanding stockholder approval of the Extension Amendment Proposal, and the Additional Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Extension Amendment, or the Charter Amendments, at any time without any further action by our stockholders, subject to the terms of the business combination agreement to be entered into in connection with the Proposed Business Combination.

How do the Company insiders intend to vote their shares?

The Sponsor is expected to vote any common stock over which it has voting control (including any public shares owned by it) in favor of the Extension Amendment Proposal and the Additional Charter Amendment Proposals. Currently, our Sponsor owns approximately 60.44% of our issued and outstanding shares of common stock, including 2,692,898 Founder Shares and 4,525,000 shares of Class A Common Stock underlying the Private Placement Units. The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Additional Charter Amendment Proposals and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Additional Charter Amendment Proposals, and the Adjournment Proposal. Our Sponsor does not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class.

The Founder Share Amendment Proposal will require the affirmative vote of the majority of the holders of Class B Common Stock outstanding, voting separately as a single class.

The approval of the Adjournment Proposal and Action by Written Consent Amendment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or the Additional Charter Amendment Proposals?

If you do not want the Extension Amendment Proposal, or the Additional Charter Amendment Proposals, to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal, and our Board will abandon the Founder Share Amendment and the Action by Written Consent Amendment if our stockholders do not approve the Additional Charter Amendment Proposals. If none of the Extension Amendment Proposal, or the Additional Charter Amendment Proposals are approved by our stockholders, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by the Charter, and we do not consummate a business combination by March 14, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $            of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal and the Additional Charter Amendment Proposals are approved, what happens next?

If the Extension Amendment Proposal, the Additional Charter Amendment Proposals are approved, we will continue to attempt to consummate the Proposed Business Combination until the Extended Date. We expect to seek stockholder approval of the Proposed Business Combination. If stockholders approve the Proposed Business Combination, we expect to consummate the Proposed Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Proposed Business Combination within the requisite time period will require us to liquidate. If we liquidate, our public stockholders may only receive $[__] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the (i) Extension Amendment Proposal by holders of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, and approval of (ii) the Additional Charter Amendment Proposals by (a) in the case of the Founder Share Amendment Proposal, a majority of the holders of Class B Common Stock then outstanding, voting as a separate class, and (b) in the case of the Action by Written Consent Amendment Proposal, a majority of the holders of Common Stock then outstanding, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto and execute the amendment to the Trust Agreement in the form set forth in Annex B hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A Common Stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the board of directors decides to implement the Extension Amendment Proposal, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of [$            ] per share for each one-month extension to be deposited into the Trust Account, the first of which shall be deposited promptly after the Special Meeting.

The Extension Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Proposed Business Combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor as a result of its ownership of the Founder Shares and Private Placement Warrants.

Notwithstanding stockholder approval of the Extension Amendment Proposal, and the Additional Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the terms of the business combination agreement to be entered into in connection with the Proposed Business Combination.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Additional Charter Amendment Proposals or implement the Extension Amendment or Additional Charter Proposals. In the event the Special Meeting is cancelled, and we are unable to complete the Proposed Business Combination on or before the Termination Date, we will dissolve and liquidate in accordance with the Charter.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by the Charter, and we do not consummate a business combination by March 14, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $            of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable upon the later of the date of the completion of our initial business combination and 12 months from the effective date of the IPO registration statement, provided we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If I do not exercise my redemption rights now, can I exercise my redemption rights in connection with any future initial business combination?

Yes. If you do not exercise your redemption rights now, you retain the right to exercise your redemption rights in connection with any future proposed business combination, subject to any limitations set forth in the Charter.

Am I able to exercise my redemption rights in connection with the Proposed Business Combination?

If you were a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of the Proposed Business Combination, you will be able to vote on the Proposed Business Combination. The Special Meeting relating to the Extension Amendment Proposal, and the Additional Charter Amendment Proposals, does not affect your right to elect to redeem your public shares in connection with the Proposed Business Combination, subject to any limitations set forth in our Charter (including the requirement to submit any request for redemption in connection with the Proposed Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Proposed Business Combination). If you disagree with the Proposed Business Combination, you will retain your right to redeem your public shares upon consummation of the Proposed Business Combination in connection with the stockholder vote to approve the Proposed Business Combination, subject to any limitations set forth in our Charter.

How do I attend the meeting?

The Special Meeting will be held virtually via live webcast. You will be able to attend the Special Meeting online, vote, and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/Zalatoriscorp/2024. To access the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special meeting.

If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•   Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

•   Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: [    ]#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Founder Share Amendment Proposal requires an affirmative vote of the majority of the shares of Class B Common Stock then outstanding, voting separately as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Additional Charter Amendment Proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Additional Charter Amendment Proposals.

The approval of the Adjournment Proposal and Action by Written Consent Amendment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 5,335,310 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on Wednesday, January [    ], 2024, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, [    ] shares of our Class A Common Stock and [    ] shares of our Class B Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Additional Charter Amendment Proposals, and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Additional Charter Amendment Proposals, and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Additional Charter Amendment Proposals, and the Adjournment Proposal.

What interests does the Company’s Sponsor have in the approval of the proposals?

Our Sponsor has interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 2,692,898 Founder Shares and 4,525,000 Private Placement Units (purchased through a $250,000 contribution to the Company and $1.00 to the former Sponsor, Trajectory Alpha Sponsor, LLC), which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor.”

Do I have appraisal rights if I object to the Extension Amendment Proposal, and/or the Additional Charter Amendment Proposals?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal, and/or the Additional Charter Amendment Proposals under the DGCL.
What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting.

You will need your 12-digit control number to vote electronically at the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders who are not the Sponsor, officers, or directors may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on January [    ], 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemptions
E-mail: spacredemptions@continentalstock.com

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $[__]. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:
Laurel Hill Advisory Group, LLC 2 Robbins Lane, Suite 201 Jericho, NY 11753 855-414-2266 Email: Zalatoris@laurelhill.com
You may also contact us at:
Zalatoris Acquisition Corp. 99 Wall Street, Suite 5801 New York, New York 10005 Attn: Paul Davis Telephone No.: +44 7730 679385
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Proposed Business Combination;

•        the anticipated benefits of the Proposed Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account; and

•        the competitive environment in which our successor will operate following the Proposed Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our other filings with the SEC, including the final prospectus related to the IPO dated January 19, 2022 (File No. 333-261494), the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 10, 2023, and the Company’s Form 10-Qs for quarter ended March 31, 2023, filed on May 12, 2023, and June 30, 2023 filed on August 18, 2023, and September 30, 2023 filed on November 13, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 10, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on November1 3, 2023, August 18, 2023, and May 12, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension or the Additional Charter Amendment Proposals will enable us to complete a business combination.

Approving the Extension and the Additional Charter Amendment Proposals involves a number of risks. Even if the Extension and Charter Amendment Proposals are approved, the Company can provide no assurances that the Proposed Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension and the Additional Charter Amendment Proposals are approved, the Company expects to seek stockholder approval of the Proposed Business Combination with the Target, which will include filing a registration statement or proxy statement with the SEC. The Company cannot estimate when, or if, the SEC will declare such registration statement effective or clear such proxy statement for distribution to the Company’s stockholders, as applicable.

We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Proposed Business Combination. Even if the Extension and the Additional Charter Amendment Proposals or the Proposed Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Proposed Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension, the Additional Charter Amendment Proposals, and the Proposed Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Moreover, there is no assurance after any redemptions occur, the Company will be left with sufficient cash to consummate our initial business combination on commercially acceptable terms, or at all. No assurances can be made that such Business Combination will be consummated.

Regulatory delays could cause us to be unable to consummate the Proposed Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Proposed Business Combination besides the SEC of the Company’s registration statement or proxy statement, as applicable. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Proposed Business Combination. If we liquidate, our public stockholders may only receive $[__] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

We do not believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” or a U.S. business that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination with Anytech falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or the Sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.10 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in Anytech and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, of the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even though we liquidated the securities held in the Trust Account prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, having liquidated the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead holding all funds in the Trust Account in cash, the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company may be reduced.

Since the Sponsor will lose its entire investment in us if an initial business combination is not completed, it may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,692,898 Founder Shares that were issued to the Sponsor prior to our IPO and 4,525,000 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the Sponsor. The Sponsor has waived its rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, the Sponsor can earn a positive rate of return on its overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $250,001. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting the Target for its target business combination and consummating the Proposed Business Combination in order to close the Proposed Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

The completion of the Proposed Business Combination will be subject to a number of important conditions contained in the business combination agreement to be entered into in connection with the Proposed Business Combination, and the Proposed Business Combination may be terminated before the completion of the Proposed Business Combination. As a result, there is no assurance that the Proposed Business Combination will be completed.

The completion of the Proposed Business Combination will be subject to the satisfaction or waiver, as applicable, of a number of important conditions contained in the business combination agreement to be entered into in connection with the Proposed Business Combination, including the approval of the Proposed Business Combination by our stockholders, the approval of the listing of the combined entity’s ordinary shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or, if the Proposed Business Combination is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Effective Date.

We have incurred and expect to incur significant costs associated with the Proposed Business Combination. Whether or not the Proposed Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Proposed Business Combination is not completed.

We and the Target expect to incur significant transaction and transition costs associated with the Proposed Business Combination and operating as a public company following the closing of the Proposed Business Combination. We and the Target may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Proposed Business Combination, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Proposed Business Combination. Even if the Proposed Business Combination is not completed, we expect to incur certain transaction expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Proposed Business Combination is not completed.

We may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in the event of a liquidation or in connection with redemptions of our common stock after December 31, 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (H.R. 5376) (the “IRA”), which, among other things, imposes a 1% excise tax on any domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities will trade on Nasdaq, we will be a “covered corporation” within the meaning of the IRA following this offering. While not free from doubt, absent any further guidance from Congress, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial business combination and the Special Meeting, unless an exemption is available. Issuances of securities in connection with our initial business combination transaction (including any PIPE transaction at the time of our initial business combination) are expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued. Consequently, the Excise Tax may make a transaction with us less appealing to potential business combination targets. Further, the application of the Excise Tax in the event of a liquidation is uncertain.

Except for franchise taxes and income taxes, the proceeds placed in the trust account and the interest earned thereon shall not be used to pay for possible excise tax or any other fees or taxes that may be levied on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due under the IRA on any redemptions or stock buybacks by the Company.

In the event the Founder Share Amendment Proposal is approved, Nasdaq may delist our securities from trading on its exchange, particularly following any stockholder redemption, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements include, among other things, the MVLS Requirement to comply with Listing Rule 5550(b)(2), requiring the Company to maintain market value of listed securities of at least $35 million for the previous thirty (30) consecutive trading days for continued listing on Nasdaq.

We expect that if our Class A Common Stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A Common Stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        a determination that our Class A Common Stock is a “penny stock” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company formed in Delaware on February 1, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently [    ] shares of Class A Common Stock and [    ] shares of Class B Common Stock issued and outstanding. The shares of Class A Common Stock include 86,250 shares of Class A Common Stock we issued as representative shares and 4,525,000 shares of Class A Common Stock we issued as part of the Private Placement Units issued to our Sponsor (and/or its designees) in a private placement simultaneously with the consummation of our IPO and the full exercise of the underwriters’ overallotment option. In addition, we issued warrants to purchase 8,625,000 shares of Class A Common Stock as part of our IPO and private placement warrants to purchase 4,525,000 shares of Class A Common Stock, which private placement warrants were included as part of the Private Placement Units. As of record date, there were 8,625,000 public warrants outstanding. Each whole warrant entitles its holder to purchase one whole share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable on the later of the date of the completion of our initial business combination and 12 months from the effective date of our IPO registration statement and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $174,225,000, comprised of the proceeds from the IPO and the proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

On June 12, 2023, the Company held a special meeting of its stockholders (the “First Extension Special Meeting”) to approve a proposal to amend the Trust Agreement and the amended and restated certificate of incorporation, which amendments would allow the Company to extend the date by which it must complete an initial business combination from June 14, 2023 to March 14, 2024 by way of nine one-month extensions. In connection with the First Extension Special Meeting, the Company provided its public stockholders with the right to redeem their public shares. Our stockholders approved the proposal at the First Extension Special Meeting and holders of 10,891,882 public shares exercised their right to redeem those shares for an aggregate of approximately $113 million. Accordingly, as of [January [    ], 2024], there are [6,358,118] shares of common stock outstanding.

Approximately $[__] million was held in the Trust Account as of January [    ], 2023. The mailing address of the Company’s principal executive office is 99 Wall Street, Suite 5801, New York, New York 10005.

Business Combination

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to consummate our Business Combination. As previously announced, on December 5, 2023, the Company entered the Business Combination Agreement and Plan of Merger (“Business Combination Agreement”) with the Target, pursuant to which the Company will acquire 100% of the outstanding equity interests of the Target in a proposed business combination (the “Proposed Business Combination”). Consummation of the Proposed Business Combination is subject to the execution of a mutually satisfactory definitive business combination agreement by the Company and the Target.

The Company’s Board has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the Proposed Business Combination. Without the Extension, the Company believes that the Company will not be able to complete the Proposed Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing the Proposed Business Combination and would be forced to liquidate.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B Common Stock to convert their shares of Class B Common Stock into shares of Class A Common Stock, on a one-for-one basis, at any point in time prior to the completion of the Proposed Business Combination (as defined above). Such conversions would give the Company further flexibility to consummate the Proposed Business Combination.

The purpose of the Written Consent Amendment Proposal is to allow the Board flexibility to act in furtherance of the Proposed Business Combination by allowing the Board to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board of Directors or a majority of the members of any committee, as the case may be.

We are not aware of any material regulatory approvals or actions that are required for completion of the Proposed Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings.

While we are using our best efforts to complete the Proposed Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before March 14, 2024. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Proposed Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $[__] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Proposed Business Combination, you will retain the right to vote on the Proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Proposed Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend the Charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by the Charter, and we have not consummated the Proposed Business Combination by March 14, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $            of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on the Proposed Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Proposed Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the Proposed Business Combination will provide significant benefits to our stockholders. For more information about the Proposed Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on September 8, 2023.

A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Charter, as previously amended, provides that the Company has until March 14, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms, with the proceeds deposited in the Trust Account (representing [$            ] per public share). The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination.

As previously announced, we entered into the definitive Business Combination Agreement on December 5, 2023. Consummation of the Proposed Business Combination is subject to the execution of a mutually satisfactory definitive business combination agreement by the Company and the Target. While we are using our best efforts to complete the Proposed Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before March 14, 2024. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the business combination agreement to be entered into in connection with the Proposed Business Combination (including, without limitation, receipt of stockholder approval of the Proposed Business Combination), we intend to complete the Proposed Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and Charter provide that the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and

Charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 14, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Proposed Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Proposed Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to fund any additional extension as permitted by the Charter, and we have not consummated the Proposed Business Combination by March 14, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $            of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. However, our Sponsor has the right under our existing Charter to extend the date to April 24, 2024, by making an additional deposit of $862,500 into the Trust Account.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A Common Stock, and public warrants will remain publicly traded. The Company will then continue to work to consummate the Proposed Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders, subject to the terms of the business combination agreement to be entered into in connection with the Proposed Business Combination. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the Charter.

You are not being asked to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Proposed Business Combination, you will retain the right to vote on the Proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Proposed Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to loan to us [$            ] per share for each one-month extension up to a maximum of $480,000 for a total of eleven one-month extensions until [November 14, 2024], unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Special Meeting and, unless the Company can complete the Proposed Business Combination by [November 14, 2024], we will dissolve and liquidate in accordance with our Charter.

The Extension Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Proposed Business Combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Charter, and the Sponsor’s obligation to make additional contributions will terminate.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[__] held in the Trust Account as of [January [    ], 2024].

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON THURSDAY, DECEMBER 14, 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on December 14, 2023 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on December 14, 2023 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [January [10], 2023] (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[__] at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on the record date was [$10.96].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on December 14,, 2023 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Proposed Business Combination has not been consummated by March 14, 2024, as may be extended to April 24, 2024 by our Sponsor in accordance with the Charter, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $            of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Additional Charter Amendment Proposals. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Additional Charter Amendment Proposals, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Sponsor is expected to vote any common stock owned by it in favor of the Extension Amendment Proposal. On the record date, our Sponsor beneficially owned and was entitled to vote an aggregate of 2,692,898 Founder Shares and 4,525,000 Private Placement Units, representing approximately 33.2% of the Company’s issued and outstanding common stock. Our Sponsor does not intend to purchase Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that our Sponsor holds 2,692,898 Founder Shares and 4,525,000 Private Placement Units, all such securities jointly beneficially owned by our Chief Executive Officers. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below [$            ] per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on September 8, 2023, for more information about the interests of our Sponsor, directors and officers in the Proposed Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until March 14, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms with the proceeds deposited in the Trust Account (representing [$            ] per public share).

As previously announced, we entered into the Business Combination Agreement on December 5, 2023. Consummation of the Proposed Business Combination is subject to the execution of a mutually satisfactory definitive business combination agreement by the Company and the Target. While we are using our best efforts to complete the Proposed Business Combination as soon as practicable, the Board believes that there will not be sufficient time before the Termination Date to complete the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Proposed Business Combination on or before March 14, 2024. If that were to occur, we would be precluded from completing the Proposed Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Proposed Business Combination. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on September 8, 2023.

Our Charter states that if the Company’s stockholders approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before March 14, 2024, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the Charter.

In addition, the Company’s IPO prospectus and Charter provide that the affirmative vote of of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider the Proposed Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond March 14, 2024 to the Extended Date, in the event we cannot consummate the Proposed Business Combination by March 14, 2024.

The Company is not asking you to vote on the Proposed Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Proposed Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Proposed Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Proposed Business Combination, see our Current Report on Form 8-K filed with the SEC on September 8, 2023.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A Common Stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A Common Stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A Common Stock based upon the then fair market values of the Class A Common Stock and the one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A Common Stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE ADDITIONAL CHARTER AMENDMENT PROPOSALS

Overview

In addition to the Extension Amendment, the Company is proposing to amend the Charter, substantially in the form set forth in Annex A attached hereto and incorporated herein, to allow for:

(a)    the conversion of the Class B Common Stock to Class A Common Stock on a one-for-one basis at any point prior to a Business Combination at the option of the holder (the “Founder Share Amendment Proposal”); and

(b)    the Company’s directors to take any action required to be taken at a meeting of the Board or at a meeting of a committee thereof without holding such a meeting if a consent in writing, setting forth the actions to be taken, is signed by a majority of the Board or a majority of the members of any committee, as the case may be (the “Action by Written Consent Amendment Proposal” and, together with the Founder Share Amendment Proposal, the “Additional Charter Amendment Proposals”).

Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Reasons for the Founder Share Amendment Proposal

The Charter provides that the Class B Common Stock converts automatically to Class A Common Stock upon the consummation of a business combination on a one-to-one basis. The purpose of the Founder Share Amendment is to allow conversion of the Founder Shares at any time prior to the Proposed Business Combination at the option of the holder.

Such conversions would give the Company further flexibility to consummate the Proposed Business Combination. Accordingly, the Board believes that in order to be able to consummate the Proposed Business Combination, the Sponsor will need to convert such Class B Common Stock to Class A Common Stock.

Reason for the Action by Written Consent Amendment Proposal

The Charter is silent on the ability of the Company’s directors to take action via a written consent. Consequently, given that the Company is a Delaware corporation, Section 141(f) of the General Corporation Law of the State of Delaware (the “DGCL”), which allows a company’s board to take any action without a meeting of the board if all of the company’s directors consent to the action in writing or by electronic transmission, is applicable to the Board. The purpose of the Action by Written Consent Amendment is to allow for action by written consent if such written consent is signed by a majority of the members of the Board or a majority of the members of a committee, as the case may be.

Such ability would provide the Company further flexibility to act in furtherance of the Proposed Business Combination.

Required Vote

The affirmative vote of a majority of the outstanding Class B Common Stock voting as a separate class is required to approve the Founder Share Amendment Proposal and the approval of the Action by Written Consent Amendment Proposal requires the affirmative vote of the majority of votes cast by stockholders represented online or by proxy at the Special Meeting.

If the Additional Charter Amendment Proposals are not approved, the Sponsor or other holders of Class B Common Stock will not be permitted to convert such shares of Class B Common Stock into shares of Class A Common Stock before the completion of the Proposed Business Combination. Similarly, Section 141(f) of the DGCL will remain applicable to the actions of the Board and its committees.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Additional Charter Amendment Proposals. Since the Class B Common Stock represents a majority of both the Class A Common Stock and the Class B Common Stock voting together as a single class and the Sponsor holds 2,692,898 shares of the Class B Common Stock, we expect the Additional Charter Amendment Proposals to be approved. Upon conversion of the Class B Common Stock to Class A Common Stock, such Class A Common Stock will not be entitled to receive funds from the Trust Account through redemptions or otherwise.

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Additional Charter Amendment Proposals are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Additional Charter Amendment Proposals.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADDITIONAL CHARTER AMENDMENT PROPOSALS.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “Interests of the Zalatoris Sponsor, Directors and Officers” for a further discussion.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Special Meeting of the Company’s stockholders will be held at [__] a.m. Eastern Time on January [    ], 2024 as a virtual meeting via live webcast. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/Zalatoriscorp/2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the virtual meeting, go to https://www.cstproxy.com/Zalatoriscorp/2024 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the Special Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

•        Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•        Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 9513916#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A Common Stock at the close of business on Wednesday, January [    ], 2024, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, including the Founder Shares. Approval of the Founder Share Amendment Proposal requires the affirmative vote of the majority of the shares of Class B Common Stock then outstanding, voting separately as a single class. Approval of the Adjournment Proposal and Action by Written Consent Amendment Proposal require the affirmative vote of the majority of the votes cast by stockholders represented online or by proxy at the Special Meeting. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 6,358,118 shares of Class A Common Stock and 2,692,898 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal, the Additional Charter Amendment Proposals, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the

Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753, 855-414-2266, email: Zalatoris@laurelhill.com.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Additional Charter Amendment Proposals. In no event will our Board adjourn the Special Meeting beyond [January 14, 2024].

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote in person, by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of common stock; and

•        all our officers and directors as a group.

As of the record date, there were 6,358,118 shares of Class A common stock and 2,692,898 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)(2)	Class A Common Stock		Class B Common Stock(2)		Approximate Percentage of Outstanding Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Paul Davis(3)	—	—	2,592,898	60.12%	24.30%
Adeel Rouf	—	—	20,000	0.46%	0.19%
Sarah Watson	—	—	20,000	0.46%	0.19%
Niall Ennis	—	—	20,000	0.46%	0.19%
Pantelis Dimitriou	—	—	20,000	0.46%	0.19%
Stephanos Papadopoulos	—	—	20,000	0.46%	0.19%
All directors and executive officers as a group (5 individuals)	—	—	2,692,898	62.44%	25.24%
Other 5% and Greater Stockholders
Meteora Capital, LLC(4)	877,335	13.80%	—	—	8.22%
683 Capital Management, LLC(5)	1,484,799	23.35%	—	—	13.91%
683 Capital Partners, LP(5)	1,484,799	23.35%			13.91%
Ari Zweiman(5)	1,484,799	23.35%			13.91%
Shaolin Capital Management LLC(6)	1,1,456,470	22.91%	—	—	13.65%
Atalaya Capital Management LP(7)	929,016	14.61%	—	—	8.71%
Radcliffe Capital Management, L.P.(8)	1,434,939	22.57%	—	—	13.45%
RGC Management Company, LLC(8)	1,434,939	22.57	—	—	13.45%
Steven B. Katznelson(8)	1,434,939	22.57	—	—	13.45%
Christopher Hinkel(8)	1,434,939	22.57	—	—	13.45%
Radcliffe SPAC Master Fund, L.P.(8)	1,434,939	22.57	—	—	13.45%
Radcliffe SPAC GP, LLC(8)	1,434,939	22.57	—	—	13.45%
Highbridge Capital Management, LLC(9)	1,545,096	24.30%	—	—	14.48%
Polar Asset Management Partners Inc.(10)	1,485,000	23.36%	—	—	13.92%
J. Streicher Holdings, LLC(11)	—	—	2,592,898	60.12%	24.30%
D. E. Shaw Valence Portfolios, L.L.C.(13)	1,485,000	23.36%	—	—	13.92%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Zalatoris Acquisition Corp., 99 Wall Street, Suite 5801, New York, New York 10005.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)      These shares represent 2,592,898 shares of Class B common stock of the issuer held by J. Streicher Holdings, LLC (the “Sponsor”). As such, the Reporting Person may be deemed to have beneficial ownership of such shares. The Reporting Person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)      According to a Schedule 13G filed with the SEC on August 8, 2023, on behalf of Meteora Capital, LLC. The business address of this stockholder is 1200 N Federal Hwy, #200, Boca Raton FL 3343.

(5)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of 683 Capital Management, LLC, 683 Capital Partners, LP, and Ari Zweiman. The business address of this stockholder is 1700 Broadway, Suite 4200, New York, NY 10019.

(6)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Shaolin Capital Management LLC. The business address of this stockholder is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(7)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Atalaya Capital Management LP. The business address of this stockholder is One Rockefeller Plaza, 32nd Floor, New York, NY 10020.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2023, on behalf of Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P., and Radcliffe SPAC GP, LLC. The business address of this stockholder is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(9)      According to a Schedule 13G filed with the SEC on January 31, 2023, on behalf of Highbridge Capital Management, LLC. The business address of this stockholder is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(10)    According to a Schedule 13G filed with the SEC on February 11, 2022, on behalf of Polar Asset Management Partners Inc. The business address of this stockholder is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(11)    Per company records. The business address of this stockholder is 99 Wall Street, #5801, New York, NY 10005.

(12)    According to a Schedule 13G filed with the SEC on December 27, 2021, on behalf of D. E. Shaw Valence Portfolios, L.L.C. The business address of this stockholder is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 Annual Meeting, assuming the meeting is held on or about December 31, 2024, notice of a nomination or proposal must be delivered to us no later than October 2, 2024 and no earlier than September 2, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination on or before March 14, 2024, there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at Zalatoris@laurelhill.com to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC
2 Robbins Lane, Suite 201
Jericho, NY 11753
855-414-2266
Email: Zalatoris@laurelhill.com

You may also obtain these documents by requesting them from the Company at:

Zalatoris Acquisition Corp.
99 Wall Street, Suite 5801
New York, New York 10005

If you are a stockholder of the Company and would like to request documents, please do so by December 14, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THIRD AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ZALATORIS ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

ZALATORIS ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.      The name of the Corporation is Zalatoris Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 1, 2021 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 9, 2021, amended on June 12, 2023 by that certain Amendment to the Amended and Restated Certificate of Incorporation, and was further amended on December 7, 2023 (as may be amended, the “Amended and Restated Certificate of Incorporation”).

2.      This Third Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.        This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by: (i) the affirmative vote of both (x) a majority of the holders of outstanding Common Stock voting together as a single class and (y) a majority of the outstanding Class B Common Stock voting as a separate class, entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), (ii) the affirmative vote of the majority of the votes cast by stockholders represented online or by proxy at the Special Meeting, and (iii) the affirmative vote of the majority of the holders of Class B Common Stock, voting separately as a single class, as required by the Amended and Restated Certificate of Incorporation.

4.      Section 4.3(b)(i) is hereby deleted in its entirety and replaced as follows:

(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) at the election of the holder of such Class B Common Stock at any time prior to the closing of the Proposed Business Combination or otherwise automatically on the closing of the Proposed Business Combination.

5.      A new Section 5.6 is hereby added and shall read as follows:

Section 5.6 Written Consent to Action by Directors. Any action required to be taken at a meeting of the directors of the Corporation or any other action which may be taken at a meeting of the directors or of a committee, may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by a majority of the directors, or a majority of the members of the committee, as the case may be. Such consent shall have the same legal effect as a vote of the majority the directors or members of the committee.

6.      Section 9.1(c) is hereby added to Article IX as follows:

(c)     In the event that the Corporation has not consummated an initial Business Combination within 24 months from the date of the closing of the Offering, upon the Sponsor’s request, the Corporation may extend the period of time to consummate a Business Combination by an additional eleven months in a series of eleven (11) one-month extensions, provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account [$            ] per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension commencing January 14, 2024 until [November 14, 2024] unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the redemption of the Offering Shares in accordance with Section 9.2.

Annex A-1

IN WITNESS WHEREOF, Zalatoris Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [    ] day of January, 2024.

ZALATORIS ACQUISITION CORP.
By:
Name:	Paul Davis
Title:	Chief Executive Officer

Annex A-2

PRELIMINARY PROXY — SUBJECT TO COMPLETION

ZALATORIS ACQUISITION CORP.
99 Wall Street, Suite 5801
New York, New York 10005

SPECIAL MEETING OF STOCKHOLDERS

January [    ], 2023

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY [    ], 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated January [    ], 2024 and Proxy Statement, dated January [    ], 2024, in connection with the special meeting to be held at [__] a.m. Eastern Time on January [    ], 2024 as a virtual meeting via live webcast (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Paul Davis (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE ADDITIONAL CHARTER AMENDMENT PROPOSALS (PROPOSAL 2A AND 2B), AND THE ADJOURNMENT PROPOSAL THE ADDITIONAL CHARTER AMENDMENT PROPOSALS(PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January [    ], 2024: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/Zalatoriscorp/2024.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to complete a business combination to [November 14, 2024], in a series of eleven (11) one-month extensions, or such earlier date as determined by the Board of Directors, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the [$        ] per share for each public share that is not redeemed in connection with the Special Meeting for each such one-month extension commencing January 14, 2024 until [November 14, 2024], unless the Closing of the Company’s Business Combination shall have occurred, which we refer to as the “Extension Amendment Proposal.”

	☐	☐	☐

Proposal 2A — Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

A proposal to amend the Existing Zalatoris Charter, to provide for the right of the holders of Zalatoris Class B Common Stock to convert such shares of Zalatoris Class B Common Stock into shares of Zalatoris Class A Common Stock on a one-to-one basis at the election of such holders.

	☐	☐	☐

Proposal 2B — Action by Written Consent Amendment Proposal	FOR	AGAINST	ABSTAIN
A proposal to amend the Existing Zalatoris Charter, to provide for action by written consent executed by a majority of the Board or a majority of committee members.	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.”

	☐	☐	☐
Dated: ____________, 2024

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2A, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2B, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.